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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 1997
                                                            -----------

                             Chart Industries, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         1-11442                 34-1712937
------------------                 -------------          -------------------
(State or other                     (Commission            (I.R.S. Employer
 jurisdiction of                    File Number)           Identification No.)
 incorporation)

       35555 Curtis Boulevard, Eastlake, Ohio                     44095
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:        (216) 946-2525
                                                     -------------------------


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Item 5.      Other Events.
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             Chart Industries, Inc. (the "Company") issued a News Release on
             May 1, 1997, a copy of which is filed as Exhibit 99.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

    (c)      Exhibits.

             99       News Release dated May 1, 1997, from the Company.


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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHART INDUSTRIES, INC.

Date:  May 1, 1997                     By: /s/  Thomas F. McKee
                                           ---------------------
                                           Thomas F. McKee
                                           Secretary



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                                  EXHIBIT INDEX
                                  -------------

                  Exhibit                   Description of Exhibit
                  -------                   ----------------------

                  99                        News Release dated May 1, 1997.